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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 8, 2002


                        Annaly Mortgage Management, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Maryland                      1-13447                 22-3479661
   ------------------                -------                ------------
State or Other Jurisdiction         (Commission           (I.R.S. Employer
     Of Incorporation)             File Number)          Identification No.)



      1211 Avenue of the Americas
              Suite 2902
          New York, New York                                      10036
    -------------------------------                             ----------
    (Address of Principal Executive                             (Zip Code)

               Offices)


       Registrant's telephone number, including area code: (212) 696-0100


                         12 East 41st Street, Suite 700
                               New York, New York
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events


         On July 8, 2002, Annaly Mortgag Management, Inc. ("Annaly") entered into a sales agency agreement (the "Agreement") with UBS Warburg LLC (the "Agent"), relating to the sale of 8,254,598 shares of common stock, par value $0.01 per share, from time to time through the Agent. Sales of the shares, if any, will be made by means of ordinary brokers' transaction on the New York Stock Exchange. The Agent will be entitled to a commission equal to 3.00% of the gross sales price per share.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              1.1 Sales Agency Agreement, dated July 8, 2002 between Annaly and UBS Warburg LLC

              99.1 Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANNALY MORTGAGE MANAGEMENT, INC.



                                        By: /s/ Kathryn Fagan
                                            ------------------------------------
                                            Name:  Kathryn Fagan
                                            Title: Chief Financial Officer



Dated: July 8, 2002



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                                  EXHIBIT INDEX



Exhibit No.   Description


1.1           Sales Agency Agreement, dated July 8, 2002 between Annaly and
              UBS  Warburg LLC

99.1          Press Release